NOTE PURCHASE AND SECURITY AGREEMENT

THIS NOTE PURCHASE AND SECURITY AGREEMENT (this "Agreement") is made the 31st day of August, 2010.

BY AND AMONG:

Lance Capital Ltd., a corporation incorporated under the laws of the Province of Ontario (herein after referred to as "Lance");

Yukon Gold Corporation, Inc., a corporation incorporation incorporated under the laws of the State of Delaware (herein after referred to as "Yukon"); and

Yukon Gold Corp., an Ontario corporation (hereinafter referred to as "Subsidiary"), the wholly-owned subsidiary of Yukon.

WHEREAS, Certain creditors of Yukon have assigned to Lance certain debts of Yukon owed to vendors, service providers and other creditors of Yukon, and Lance has assumed such obligations pursuant to Assignments attached hereto as Schedule A;

WHEREAS, The total amount of such obligations assumed by Lance is $356,835.31;

WHEREAS, Lance also has loaned to Yukon $18,164.69 to settle other debts owed by Yukon;

WHEREAS, Lance has agreed to continue to lend money to Yukon to meet its operating expenses, such future loans to be advanced in Lance's sole discretion and to be repaid from Yukon's next financing;

WHEREAS, As consideration for the foregoing, Yukon has agreed to give Lance a convertible promissory note in the amount of $375,000, such convertible promissory note to be secured by a first lien on the Marg Property mineral claims in the Mayo Mining District of the Yukon Territory, as described in Schedule B hereto (the "Marg Property"), that are owned by the Subsidiary;

WHEREAS, Such convertible promissory note shall have a term ending on December 31, 2011, bear interest at the rate of 5% per annum and be convertible into common shares of Yukon at the rate of $0.0025 per share; and

WHEREAS, Yukon has advanced substantial sums to its Subsidiary in order to pay obligations of the Subsidiary and the Subsidiary has agreed to grant the first lien on the Marg Property;

NOW THEREFORE the parties hereto agree as follows:

1. Recitals. The above recitals are incorporated in this Agreement by this reference.

2. Promissory Note. Concurrent with the execution of this Agreement, Yukon shall issue to Lance a convertible promissory in the principal amount of $375,000, bearing interest at the rate of 5% per annum and having a term ending on December 31, 2011, such promissory to be in the form attached hereto as Exhibit A (the "Promissory Note"). The Promissory Note shall be convertible, at the option of the holder, into shares of common stock of Yukon at the rate of $0.0025 per share at any time during the term of the Promissory Note.

3. Security Interest. Concurrent with the execution of this Agreement, the Subsidiary grants to Lance a first priority continuing security interest in the Marg Property (the "Security Interest"). Yukon and Subsidiary shall execute and deliver to Lance such documents and instruments, in form and content satisfactory to Lance, as Lance may from time to time request to perfect and continue the Security Interest. Yukon and its Subsidiary shall not grant or allow the imposition of any lien, security interest or encumbrance on, or assignment of, the Marg Property unless consented to in writing by Lance. Yukon and its Subsidiary shall not make or permit to be made any sale, transfer or other disposition of the Marg Property

4. Protection of Collateral. Yukon and its Subsidiary shall maintain title to the Marg Property and pay any and all fees and make all required filings in appropriate registries in the Yukon Territories in order to maintain title and reflect the Security Interest held by Lance. Yukon and its Subsidiary shall, at their own cost and in good faith, preserve, defend and protect the Security Interest as a first priority security interest in the Marg Property, superior and prior to the rights of all third parties and shall defend such collateral against all setoffs, claims, counterclaims, demands and defenses.

5. Events of Default. Any of the following events or conditions shall constitute an "Event of Default": (i) failure by Yukon to pay when due (whether at the stated maturity, by acceleration, upon demand or otherwise) the Promissory Note; (ii) default by Yukon or its Subsidiary in the performance of any obligation, term or condition of this Agreement, or any other agreement with Lance; (iii) Yukon is terminated or dissolved, becomes insolvent, generally fails to pay or admits in writing its inability generally to pay its debts as they become due; (iv) Yukon or its Subsidiary makes a general assignment, arrangement or composition agreement with or for the benefit of its creditors or makes, or sends notice of any intended, bulk sale; the sale, assignment, transfer or delivery of all or substantially all of the assets of Yukon to a third party; or the cessation by Yukon as a going business concern; or (v) Yukon or its Subsidiary files a petition in bankruptcy or insolvency or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, trustee, liquidator, custodian, or similar official for the wind up of its business and/or for its property (or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within forty-five (45) days).

6. Rights and Remedies upon Default. Upon the occurrence of any Event of Default, Lance without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon Yukon or its Subsidiary or any other person (all and each

of which demands, presentments, protests, advertisements and notices are hereby waived), may exercise all rights and remedies of a secured party under applicable law, in equity or otherwise or available under in this Agreement, including without limitation:

(a) Lance may declare all or any part of the Promissory Note to be immediately due and payable without demand or notice of any kind; and /or

(b) Lance shall have the right to sell, lease or otherwise dispose of the Marg Property in one or more public or private sale or sales upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

All rights of Lance hereunder, the Security Interest and all obligations of Yukon and its Subsidiary or hereunder shall be absolute and unconditional irrespective of (i) any filing by or against Yukon or its Subsidiary of any petition in bankruptcy or any action under provincial, federal or state law for the relief of Yukon or its Subsidiary, or the seeking, or consenting to, the appointment of an administrator, receiver, custodian or similar officer for the wind up of its business; (ii) any lack of validity or enforceability of this Agreement or the Promissory Note; (iii) any change in the time, manner or place of payment of, or in any other term of the Promissory Note, (iv) any exchange, release or non-perfection of any lien or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing the Promissory Note, or (v) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Yukon or its Subsidiary in respect of the Promissory Note or this Agreement.

7. Representations and Warranties of Yukon. Yukon hereby represents and warrants that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of its state incorporation; (ii) the execution, delivery and performance by Yukon of this Agreement and the Promissory Note (collectively, the "Transaction Documents") to be executed by Yukon and the consummation of the transactions contemplated thereby (a) are within the power of Yukon and (b) have been duly authorized by all necessary actions required by Yukon; and (iii) Each Transaction Document executed, or to be executed, by Yukon has been, or will be, duly executed and delivered by Yukon and constitutes, or will constitute, a legal, valid and binding obligation of Yukon , enforceable against Yukon in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

8. Representations and Warranties of the Subsidiary. The Subsidiary hereby represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the province of its incorporation; (ii) the execution, delivery and performance by the Subsidiary of the Transaction Documents to be executed by the Subsidiary and the consummation of the transactions contemplated thereby (a) are within the power of the Subsidiary and (b) have been duly authorized by all necessary actions required by the Subsidiary; (iii) each Transaction Document executed, or to be executed, by the Subsidiary has been, or will be, duly executed and delivered by the Subsidiary and constitutes, or will constitute, a legal, valid and binding obligation of the Subsidiary, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of

equity; and (iv) as of the date hereof the Subsidiary has good and marketable title to the Marg Property and such Property is not subject to any lien.

9. Representations and Warranties of Lance. Lance hereby represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the province of its incorporation; (ii) the execution, delivery and performance by Lance of the Transaction Documents to be executed by Lance and the consummation of the transactions contemplated thereby (a) are within the power of Lance and (b) have been duly authorized by all necessary actions required by Lance; and (iii) each Transaction Document executed, or to be executed, by Lance has been, or will be, duly executed and delivered by Lance and constitutes, or will constitute, a valid and legally binding obligation of Lance, enforceable against Lance in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

9. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement may not be assigned by the Yukon or Subsidiary without the advance written consent of Lance, but may be assigned by Lance at the option of Lance.

(b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario, without giving effect to principles of conflicts of law.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

If to Lance:

Lance Capital Ltd.
1226 White Oaks Blvd.
Suite 10A
Oakville, ON L6H 2B9

If to Yukon or Subsidiary

Yukon Gold Corporation, Inc.
C/o Integrated Realty Group
11202 Disco Drive
Suite 121
San Antonio, TX 78216

(f) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the all parties hereto.

(g) Severability. If any provision of this Agreement is held to be_unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(h) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

LANCE CAPITAL LTD.

By: ______________________

YUKON GOLD CORPORATION, INC.

By: ______________________
CHAIRMAN

YUKON GOLD CORP.

By: Kathy Chapman

SCHEDULE A

ASSIGNMENTS

Schedule D
Notice of Assignment

Doug Oliver
4812 Bransford Rd.
Colleyville, TX 76034

August 9, 2010

Yukon Gold Corporation, Inc.
c/o Lance Capital Ltd.
1226 White Oaks Blvd. Suite 10A
Oakville ON L6H 2B9

Attn Kathy Chapman
Corporate Secretary

Dear Kathy

This letter is to advise you that we have assigned the full amount of the debt owed to us by Yukon Gold Corporation, Inc. and or its wholly owned subsidiary Yukon Gold Corp. to Lance Capital Ltd., 1226 White Oaks Blvd. Suite 10A, Oakville ON L6H 2B9. Enclosed is our release of all amounts due the undersigned

Douglas H. Oliver

Per Douglas H. Oliver

kavinoky cook
LLP, attorneys at law

726 Exchange Street, Suite 800
Buffalo, New York 14210
Phone 716.845.6000
Fax 716.845.6474
kavinokycook.com

Canada
121 Richmond Street West, Suite 503
Toronto, Ontario M5H 2K1
Phone 416.203.0631
Fax 416.203.0639

August 11, 2010

Yukon Gold Corporation, Inc.
c/o Lanco Capital Ltd.
1226 White Oaks Blvd. Suite 10A
Oakville ON L6H 2B9

Attn Kathy Chapman
Corporate Secretary

Dear Kathy

This letter is to advise you that we have assigned the full amount of the debt owed to us by Yukon Gold Corporation, Inc. and or its wholly owned subsidiary Yukon Gold Corp. to Lanco Capital Ltd., 1226 White Oaks Blvd. Suite 10A, Oakville ON L6H 2B9. Enclosed is our release of all amounts due the undersigned

Kavinoky Cook LLP

Per_______________

Jonathan H. Gardner, Partner

A Limited Liability Partnership Including Professional Corporations

J.L. Guerra, Jr.
11202 Disco Drive
San Antonio, TX 78216

August 10, 2010

Yukon Gold Corporation, Inc.
c/o Lance Capital Ltd.
1226 White Oaks Blvd, Suite 10A
Oakville, ON L6H 2B9

Attn: Kathy Chapman
Corporate Secretary

Dear Kathy:

This letter is to advise you that I have assigned the full amount of the debt owed to us by Yukon Gold Corporation, Inc. and or its wholly owned subsidiary Yukon Gold Corp. to Lance Capital Ltd., 1226 White Oaks Blvd, Suite 10A, Oakville, ON L6H 2B9. Enclosed is our release of all amounts due the undersigned.

Sincerely,

J.L. Guerra, Jr.

SCHEDULE B

MARG PROPERTY DESCRIPTION

Mining Claims in the Mayo Mining District, Yukon Territory

Marg Property Claims

Claim Name	Claim Number	Grant Number	Expiry Date
Tudi	1 to 32	YA76768-YA76799	January 14, 2024
Marg	1 to 86	YB02385-YB02470	January 14, 2023
Marg	87 to 116	YB02471-YB02500	January 14, 2019
Marg	117 to 130	YB02501-YB02514	January 14, 2019
Marg	131 to 144	YB02515-YB02528	January 14, 2015
Marg	145 to 158	YB02529-YB02593	January 14, 2023
Marg	159 to 178	YB02594-YB02613	January 14, 2015
Marg	179 to 190	YB02944-YB02955	January 14, 2023
Marg	191 to 290	YB03107-YB03206	January 14, 2023
Marg	291 to 308	YB03606-YB03623	January 14, 2023
Marg	309-310	YB03624-YB03625	January 14, 2017
Marg	311-328	YB03626-YB03643	January 14, 2023
Marg	329-330	YB03644-YB03645	January 14, 2017
Marg	331-370	YB03646-YB03685	January 14, 2023

<u>EXHIBIT A</u>

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

SECURED PROMISSORY NOTE

$375,000.00 August 31, 2010

FOR VALUE RECEIVED, Yukon Gold Corporation, Inc. a Delaware corporation (the "Company"), hereby promises to pay to the order of Lance Capital Ltd., a Ontario Corporation (the "Holder"), the sum of THREE HUNDRED SEVENTY FIVE THOUSAND AND NO/100 ($375,000.00). Interest shall accrue from the date of this Note on the unpaid principal amount a rate of five percent (5%) per annum, compounded annually. This Note is issued pursuant to the terms of that certain Note Purchase and Security Agreement dated as of August 31, 2010 (the "Security Agreement"), and is subject to the following terms and conditions.

1. <u>Maturity</u>. Unless converted as provided in Section 3 below, this Note will automatically mature and be due and payable upon demand of the Holder on December 31, 2011 (the "Maturity Date"). Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the insolvency of the Company, the commission of any act of bankruptcy by the Company, the filing by or against the Company of a petition in bankruptcy, any petition for relief under the federal bankruptcy act or has such a petition or action filed against it and such petition action or appointment is not dismissed or stayed within forty-five (45) days, or the occurrence of a Default as defined below.

2. <u>Payment; Prepayment</u>. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. All payments will be applied first to collection fees and costs due hereunder; then to late charges, if any, due hereunder; then to accrued and unpaid interest; and then to the principal amount. The Company shall have the absolute right at any time and from time to time to prepay this Note in whole or in part, without premium or penalty, but with accrued interest to the date of prepayment on the amount prepaid.

3. <u>Conversion</u>

(a) <u>Optional.</u> At any time prior to the Maturity Date the Holder may elect to convert the entire principal amount of and accrued interest on this Note into shares of the Company's common stock ("Shares") at a price of $0.0025 per Share.

(b) <u>Mechanics and Effect of Conversion</u>. No fractional shares of the Company's capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such

fractional share. Upon conversion of this Note pursuant to this Section 3, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to the Holder, at such principal office, a certificate or certificates for the number of shares to which the Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

4. Security. The Principle and outstanding interest amount of this loan shall be secured by a first lien on the "Marg Property" as provided in the Security Agreement.

5. Events of Default and Remedies . The entire unpaid principal balance of and all accrued interest on this note shall immediately become due and payable, without notice or demand which are hereby waived, upon the occurrence of any one or more of the following events of default (individually or collectively, herein called a "Default"):

i. The failure or refusal of the Company to pay all or any part of the principal of or accrued interest on this Note as and when same becomes due and payable in accordance with the terms hereof;

ii. The discovery by the holder hereof that any statement, representation, or warranty made by the Company in any writing, document, or instrument ever delivered to the holder hereof in connection herewith was at the time made false or misleading;

iii. default by Yukon or its Subsidiary in the performance of any obligation, term or condition of the Security Agreement, or any other agreement with Lance;

iv. If this note shall be in default and placed for collection, the undersigned shall pay all reasonable attorney fees and costs of collection.

6. Transfer; Successors and Assigns. This Note may be transferred only in compliance with applicable federal, provincial and state laws and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by duly executed written instrument of transfer in a form satisfactory to the Company. A new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note.

7. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario, without giving effect to principles of conflicts of law.

8. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth in the Security Agreement or as subsequently modified by written notice.

7. Amendments and Waivers. Any term of this Note may be amended or waived with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and each transferee of this Note.

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the day and year and at the place first above written.

YUKON GOLD CORPORATION, INC.

By: ______________________________
J.L. Guerra, Jr., Chairman of the Board
And Authorized Signatory

Acknowledged and accepted by

LANCE CAPITAL LTD.
This 31 day of August, 2010

By: ______________________________